Long-Term Debt	12 Months Ended
Dec. 31, 2013
Long-term Debt [Abstract]
Long-Term Debt Disclosure

6.  LONG-TERM DEBT

Long-term debt consists of the following (in thousands):

	December 31,
	2013	2012
Credit Facility:
Term loan A	$637,500	$712,500
Term loan B	3,412,584	3,619,062
Revolving credit loans	-	-
8% Senior Notes due 2019	2,020,346	2,022,829
7⅛% Senior Notes due 2020	1,200,000	1,200,000
5⅛% Senior Secured Notes due 2018	1,600,000	1,600,000
Receivables Facility	500,000	300,000
Capital lease obligations	46,066	47,951
Other	36,887	38,940
Total debt	9,453,383	9,541,282
Less current maturities	(166,894)	(89,902)
Total long-term debt	$9,286,489	$9,451,380

Credit Facility

The Company’s wholly-owned subsidiary CHS/Community Health Systems, Inc. (“CHS”) has obtained senior secured financing under a credit facility (the “Credit Facility”) with a syndicate of financial institutions led by Credit Suisse, as administrative agent and collateral agent.  The Credit Facility includes a $750 million revolving credit facility for working capital and general corporate purposes.  The revolving credit facility also includes a subfacility for letters of credit and a swingline subfacility. The Credit Facility requires quarterly amortization payments of each term loan B facility equal to 0.25% of the outstanding amount of such term loans. On November 5, 2010, CHS entered into an amendment and restatement of the Credit Facility.  The amendment extended by two and a half years, until January 25, 2017, the maturity date of $1.5 billion of the existing term loans under the Credit Facility and increased the pricing on these term loans to LIBOR plus 350 basis points.  The amendment also increased CHS’ ability to issue additional indebtedness under the uncommitted incremental facility to $1.0 billion from $600 million, permitted CHS to issue term loan A loans under the incremental facility, and provided up to $2.0 billion of borrowing capacity from receivable transactions, an increase of $0.5 billion, of which approximately $1.7 billion would be required to be used for repayment of existing term loans.  On February 2, 2012, CHS completed a second amendment and restatement of the Credit Facility to extend an additional $1.6 billion of the term loans due 2014 under the Credit Facility to match the maturity date and interest rate margins of the term loans due January 25, 2017.

On August 3, 2012, CHS entered into Amendment No. 1 to the Credit Facility to provide increased flexibility for refinancing and repayment of the term loans due 2014 and amend certain other terms. On August 17, 2012, the Company made a prepayment of $1.6 billion on the term loans due July 25, 2014, utilizing the proceeds from the issuance of $1.6 billion of 5⅛% Senior Secured Notes due 2018. On August 22, 2012, CHS entered into a loan modification agreement with respect to the Credit Facility to extend approximately $340 million of the term loans due 2014 to match the maturity date and interest rate margins of the term loans due January 25, 2017.

On November 27, 2012, CHS entered into Amendment No. 2 to the Credit Facility to provide increased flexibility for the Company to make investments and restricted payments, incur debt related to acquisitions, amend certain other terms of the Credit Facility, including the maximum leverage ratio and interest coverage ratio financial coverage levels, and add a one year 1% prepayment premium payable in connection with a repricing of the term loans due in 2017.  During the year ended December 31, 2013, the Company paid down $206.5 million of the term loans due 2014.  The remaining balance of the non-extended term loans due 2014 at December 31, 2013 of approximately $59.6 million was paid as part of the financing for the HMA merger on January 27, 2014.

On August 12, 2013, CHS entered into Amendment No. 3 to the Credit Facility to provide increased flexibility for CHS to incur debt by amending certain terms of the Credit Facility, including the maximum leverage ratio and secured leverage ratio covenant levels. In addition, the amendment includes pricing protection for certain term loans due January 25, 2017, which specifies an increased margin in certain instances. The amendment also provides for a total leverage-based step-up to the applicable margin of the term loans due January 25, 2017 and the term loans due July 25, 2014. The pricing of the loans under the Credit Facility will otherwise remain unchanged.

Effective March 6, 2012, the Company obtained a new $750 million senior secured revolving credit facility (the “Replacement Revolver Facility”) and a new $750 million incremental term loan A facility (the “Incremental Term Loan”) subject to the terms and conditions set forth in the Credit Facility. The Replacement Revolver Facility replaced in full the existing revolving credit facility under the Credit Facility. The net proceeds of the Incremental Term Loan were used to repay the same amount of the existing term loans under the Credit Facility. Both the Replacement Revolver Facility and the Incremental Term Loan have a maturity date of October 25, 2016, subject to customary acceleration events and to earlier maturity if the repayment, extension or refinancing with longer maturity debt of substantially all of the Company’s then outstanding term loans maturing July 25, 2014 and the now fully redeemed 8⅞% Senior Notes does not occur by April 25, 2014. The pricing on each of the Replacement Revolver Facility and the Incremental Term Loan is initially LIBOR plus a margin of 250 basis points, subject to adjustment based on the Company’s leverage ratio. The Incremental Term Loan amortizes at 5% in year one, 10% in years two and three, 15% in year four and 60% in year five.

The term loan facility must be prepaid in an amount equal to (1) 100% of the net cash proceeds of certain asset sales and dispositions by the Company and its subsidiaries, subject to certain exceptions and reinvestment rights, (2) 100% of the net cash proceeds of issuances of certain debt obligations or receivables-based financing by the Company and its subsidiaries, subject to certain exceptions, and (3) 50%, subject to reduction to a lower percentage based on the Company’s leverage ratio (as defined in the Credit Facility generally as the ratio of total debt on the date of determination to the Company’s EBITDA, as defined, for the four quarters most recently ended prior to such date), of excess cash flow (as defined) for any year, commencing in 2008, subject to certain exceptions. Voluntary prepayments and commitment reductions are permitted in whole or in part, without any premium or penalty, subject to minimum prepayment or reduction requirements.

The obligor under the Credit Facility is CHS. All of the obligations under the Credit Facility are unconditionally guaranteed by the Company and certain of its existing and subsequently acquired or organized domestic subsidiaries. All obligations under the Credit Facility and the related guarantees are secured by a perfected first priority lien or security interest in substantially all of the assets of the Company, CHS and each subsidiary guarantor, including equity interests held by the Company, CHS or any subsidiary guarantor, but excluding, among others, the equity interests of non-significant subsidiaries, syndication subsidiaries, securitization subsidiaries and joint venture subsidiaries.

The loans under the Credit Facility bear interest on the outstanding unpaid principal amount at a rate equal to an applicable percentage plus, at CHS’ option, either (a) an Alternate Base Rate (as defined) determined by reference to the greater of (1) the Prime Rate (as defined) announced by Credit Suisse or (2) the Federal Funds Effective Rate (as defined) plus 0.50% or (3) the adjusted London Interbank Offered Rate (“LIBOR”) on such day for a three-month interest period commencing on the second business day after such day plus 1%, or (b) a reserve adjusted LIBOR for dollars (Eurodollar rate) (as defined). The applicable percentage for Alternate Base Rate loans is 1.25% for term loans due 2014 and is 2.50% for term loans due 2017.  The applicable percentage for Eurodollar rate loans is 2.25% for term loans due 2014 and 3.50% for term loans due 2017.  The applicable percentage for revolving loans and the Incremental Term Loan is 1.50% for Alternate Base Rate loans and 2.50% for Eurodollar loans. The applicable percentage for the loans under the Credit Facility is subject to adjustment based on the Company’s leverage ratio. Loans under the swingline subfacility bear interest at the rate applicable to Alternate Base Rate loans under the Credit Facility.

CHS has agreed to pay letter of credit fees equal to the applicable percentage then in effect with respect to Eurodollar rate loans under the revolving credit facility times the maximum aggregate amount available to be drawn under all letters of credit outstanding under the subfacility for letters of credit. The issuer of any letter of credit issued under the subfacility for letters of credit will also receive a customary fronting fee and other customary processing charges. CHS is obligated to pay commitment fees of 0.50% per annum (subject to reduction based upon the Company’s leverage ratio) on the unused portion of the revolving credit facility. For purposes of this calculation, swingline loans are not treated as usage of the revolving credit facility.

The Credit Facility contains customary representations and warranties, subject to limitations and exceptions, and customary covenants restricting the Company’s and its subsidiaries’ ability, subject to certain exceptions, to, among other things (1) declare dividends, make distributions or redeem or repurchase capital stock, (2) prepay, redeem or repurchase other debt, (3) incur liens or grant negative pledges, (4) make loans and investments and enter into acquisitions and joint ventures, (5) incur additional indebtedness or provide certain guarantees, (6) make capital expenditures, (7) engage in mergers, acquisitions and asset sales, (8) conduct transactions with affiliates, (9) alter the nature of the Company’s businesses, (10) grant certain guarantees with respect to physician practices, (11) engage in sale and leaseback transactions or (12) change the Company’s fiscal year. The Company is also required to comply with specified financial covenants (consisting of a leverage ratio and an interest coverage ratio) and various affirmative covenants.

Events of default under the Credit Facility include, but are not limited to, (1) CHS’ failure to pay principal, interest, fees or other amounts under the credit agreement when due (taking into account any applicable grace period), (2) any representation or warranty proving to have been materially incorrect when made, (3) covenant defaults subject, with respect to certain covenants, to a grace period, (4) bankruptcy events, (5) a cross default to certain other debt, (6) certain undischarged judgments (not paid within an applicable grace period), (7) a change of control, (8) certain ERISA-related defaults and (9) the invalidity or impairment of specified security interests, guarantees or subordination provisions in favor of the administrative agent or lenders under the Credit Facility.

As of December 31, 2013, the availability for additional borrowings under the Credit Facility was approximately $750.0 million pursuant to the Replacement Revolver Facility, of which $19.4 million was set aside for outstanding letters of credit. CHS has the ability to amend the Credit Facility to provide for one or more tranches of term loans in an aggregate principal amount of $1.0 billion, which CHS has not yet accessed. As of December 31, 2013, the weighted-average interest rate under the Credit Facility, excluding swaps, was 3.9%.

As of December 31, 2013, the term loans are scheduled to be paid with principal payments for future years as follows (in thousands):

Year	Amount

2014	$152,050
2015	147,336
2016	484,836
2017	3,265,862
2018	-
Thereafter	-

Total	$4,050,084

See Note 17 for a description and revised maturities of the term loans under the amended and restated Credit Facility in conjunction with the HMA merger.

As of December 31, 2013 and 2012, the Company had letters of credit issued, primarily in support of potential insurance-related claims and certain bonds, of approximately $19.4 million and $37.8 million, respectively.

8⅞% Senior Notes due 2015

On July 25, 2007, CHS completed its offering of approximately $3.0 billion aggregate principal amount of 8⅞% Senior Notes due 2015 (the “8⅞% Senior Notes”), which were issued in a private placement. The 8⅞% Senior Notes were to mature on July 15, 2015. The 8⅞% Senior Notes bore interest at the rate of 8.875% per annum, payable semiannually in arrears on January 15 and July 15, commencing January 15, 2008. Interest on the 8⅞% Senior Notes accrued from the date of original issuance. Interest was calculated on the basis of a 360-day year comprised of twelve 30-day months.

Pursuant to a registration rights agreement entered into at the time of the issuance of the 8⅞% Senior Notes, as a result of an exchange offer made by CHS, substantially all of the 8⅞% Senior Notes issued in July 2007 were exchanged in November 2007 for new notes (the “8⅞% Exchange Notes”) having terms substantially identical in all material respects to the 8⅞% Senior Notes (except that the 8⅞% Exchange Notes were issued under a registration statement pursuant to the 1933 Act). References to the 8⅞% Senior Notes shall also be deemed to include the 8⅞% Exchange Notes unless the context provides otherwise.

On March 21, 2012, CHS completed the cash tender offer for $850 million of the then $1.8 billion aggregate outstanding principal amount of the 8⅞% Senior Notes.

On July 18, 2012, CHS completed the cash tender offer for $639.7 million of the then $934.3 million aggregate outstanding principal amount of the 8⅞% Senior Notes. On August 17, 2012, pursuant to its redemption option, CHS redeemed the remaining $294.6 million outstanding principal of the 8⅞% Senior Notes.

8% Senior Notes due 2019

On November 22, 2011, CHS completed its offering of $1.0 billion aggregate principal amount of 8% Senior Notes due 2019 (the “8% Senior Notes”), which were issued in a private placement.  The net proceeds from this issuance, together with available cash on hand, were used to finance the purchase of up to $1.0 billion aggregate principal amount of CHS’ then outstanding 8⅞% Senior Notes and related fees and expenses.  On March 21, 2012, CHS completed the secondary offering of $1.0 billion aggregate principal amount of 8% Senior Notes, which were issued in a private placement (at a premium of 102.5%).  The net proceeds from this issuance were used to finance the purchase of approximately $850 million aggregate principal amount of CHS’ then outstanding 8⅞% Senior Notes, to pay related fees and expenses and for general corporate purposes.  The 8% Senior Notes bear interest at 8% per annum, payable semiannually in arrears on May 15 and November 15, commencing May 15, 2012. Interest on the 8% Senior Notes accrues from the date of original issuance. Interest is calculated on the basis of a 360-day year comprised of twelve 30-day months.

Except as set forth below, CHS is not entitled to redeem the 8% Senior Notes prior to November 15, 2015.

Prior to November 15, 2014, CHS is entitled, at its option, to redeem a portion of the 8% Senior Notes (not to exceed 35% of the outstanding principal amount) at a redemption price equal to 108% of the principal amount of the notes redeemed plus accrued and unpaid interest, with the proceeds from certain public equity offerings.  Prior to November 15, 2015, CHS may redeem some or all of the 8% Senior Notes at a redemption price equal to 100% of the principal amount of the notes redeemed plus accrued and unpaid interest, if any, plus a “make-whole” premium, as described in the 8% Senior Notes indenture. On and after November 15, 2015, CHS is entitled, at its option, to redeem all or a portion of the 8% Senior Notes upon not less than 30 nor more than 60 days’ notice, at the following redemption prices (expressed as a percentage of principal amount on the redemption date), plus accrued and unpaid interest, if any, to the redemption date (subject to the right of holders of record on the relevant record date to receive interest due on the relevant interest payment date), if redeemed during the periods set forth below:

Period	Redemption Price
November 15, 2015 to November 14, 2016	104.000%
November 15, 2016 to November 14, 2017	102.000%
November 15, 2017 to November 15, 2019	100.000%

Pursuant to a registration rights agreement entered into at the time of the issuance of the 8% Senior Notes, as a result of an exchange offer made by CHS, substantially all of the 8% Senior Notes issued in November 2011 and March 2012 were exchanged in May 2012 for new notes (the “8% Exchange Notes”) having terms substantially identical in all material respects to the 8% Senior Notes (except that the 8% Exchange Notes were issued under a registration statement pursuant to the 1933 Act). References to the 8% Senior Notes shall also be deemed to include the 8% Exchange Notes unless the context provides otherwise.

7⅛% Senior Notes due 2020

On July 18, 2012, CHS completed an underwritten public offering under its automatic shelf registration filed with the SEC of $1.2 billion aggregate principal amount of 7⅛% Senior Notes due 2020 (the “7⅛% Senior Notes”).  The net proceeds from this issuance were used to finance the purchase or redemption of $934.3 million aggregate principal amount plus accrued interest of CHS’ outstanding 8⅞% Senior Notes, to pay for consents delivered in connection therewith, to pay related fees and expenses, and for general corporate purposes. The 7⅛% Senior Notes bear interest at 7.125% per annum, payable semiannually in arrears on July 15 and January 15, commencing January 15, 2013. Interest on the 7⅛% Senior Notes accrues from the date of original issuance. Interest is calculated on the basis of a 360-day year comprised of twelve 30-day months.

Except as set forth below, CHS is not entitled to redeem the 7⅛% Senior Notes prior to July 15, 2016.

Prior to July 15, 2015, CHS is entitled, at its option, to redeem a portion of the 7⅛% Senior Notes (not to exceed 35% of the outstanding principal amount) at a redemption price equal to 107.125% of the principal amount of the notes redeemed plus accrued and unpaid interest, with the proceeds from certain public equity offerings.  Prior to July 15, 2016, CHS may redeem some or all of the 7⅛% Senior Notes at a redemption price equal to 100% of the principal amount of the notes redeemed plus accrued and unpaid interest, if any, plus a “make-whole” premium, as described in the 7⅛% Senior Notes indenture. On and after July 15, 2016, CHS is entitled, at its option, to redeem all or a portion of the 7⅛% Senior Notes upon not less than 30 nor more than 60 days’ notice, at the following redemption prices (expressed as a percentage of principal amount on the redemption date), plus accrued and unpaid interest, if any, to the redemption date (subject to the right of holders of record on the relevant record date to receive interest due on the relevant interest payment date), if redeemed during the periods set forth below:

Period	Redemption Price
July 15, 2016 to July 14, 2017	103.563%
July 15, 2017 to July 14, 2018	101.781%
July 15, 2018 to July 15, 2020	100.000%

5⅛% Senior Secured Notes due 2018

On August 17, 2012, CHS completed an underwritten public offering under its automatic shelf registration filed with the SEC of $1.6 billion aggregate principal amount of 5⅛% Senior Secured Notes due 2018 (the “5⅛% Senior Secured Notes”).  The net proceeds from this issuance, together with available cash on hand, were used to finance the prepayment of $1.6 billion of the outstanding term loans due 2014 under the Credit Facility and related fees and expenses.  The 5⅛% Senior Secured Notes bear interest at 5.125% per annum, payable semiannually in arrears on August 15 and February 15, commencing February 15, 2013. Interest on the 5⅛% Senior Secured Notes accrues from the date of original issuance. Interest is calculated on the basis of a 360-day year comprised of twelve 30-day months. The 5⅛% Senior Secured Notes are secured by a first-priority lien subject to a shared lien of equal priority with certain other obligations, including obligations under the Credit Facility, and subject to prior ranking liens permitted by the indenture governing the 5⅛% Senior Secured Notes on substantially the same assets, subject to certain exceptions, that secure CHS’ obligations under the Credit Facility.

Except as set forth below, CHS is not entitled to redeem the 5⅛% Senior Secured Notes prior to August 15, 2015.

Prior to August 15, 2015, CHS is entitled, at its option, to redeem a portion of the 5⅛% Senior Secured Notes (not to exceed 35% of the outstanding principal amount) at a redemption price equal to 105.125% of the principal amount of the notes redeemed plus accrued and unpaid interest, with the proceeds from certain public equity offerings. Prior to August 15, 2015, CHS may redeem some or all of the 5⅛% Senior Secured Notes at a redemption price equal to 100% of the principal amount of the notes redeemed plus accrued and unpaid interest, if any, plus a “make-whole” premium, as described in the 5⅛% Senior Secured Notes indenture. On and after August 15, 2015, CHS is entitled, at its option, to redeem all or a portion of the 5⅛% Senior Secured Notes upon not less than 30 nor more than 60 days’ notice, at the following redemption prices (expressed as a percentage of principal amount on the redemption date), plus accrued and unpaid interest, if any, to the redemption date (subject to the right of holders of record on the relevant record date to receive interest due on the relevant interest payment date), if redeemed during the periods set forth below:

Period	Redemption Price
August 15, 2015 to August 14, 2016	102.563%
August 15, 2016 to August 14, 2017	101.281%
August 15, 2017 to August 15, 2018	100.000%

Receivables Facility

On March 21, 2012, CHS and certain of its subsidiaries entered into an accounts receivable loan agreement (the “Receivables Facility”) with a group of lenders and banks, Credit Agricolé Corporate and Investment Bank, as a managing agent and as the administrative agent, and The Bank of Nova Scotia, as a managing agent.  On March 7, 2013, CHS and certain of its subsidiaries amended the Receivables Facility to add an additional managing agent, The Bank of Tokyo-Mitsubishi UFJ, Ltd., to increase the size of the facility from $300 million to $500 million and to extend the scheduled termination date. Additional subsidiaries of the Company also agreed to participate in the Receivables Facility as of that date.  The existing and future non-self pay patient-related accounts receivable (the “Receivables”) for certain of the Company’s hospitals serves as collateral for the outstanding borrowings under the Receivables Facility.  The interest rate on the borrowings is based on the commercial paper rate plus an applicable interest rate spread.  Unless earlier terminated or subsequently extended pursuant to its terms, the Receivables Facility will expire on March 21, 2015, subject to customary termination events that could cause an early termination date.  The Company maintains effective control over the Receivables because, pursuant to the terms of the Receivables Facility, the Receivables are sold from certain of the Company’s subsidiaries to CHS, which then sells or contributes the Receivables to a special-purpose entity that is wholly-owned by CHS.  The wholly-owned special-purpose entity in turn grants security interests in the Receivables in exchange for borrowings obtained from the group of third-party lenders and banks of up to $500 million outstanding from time to time based on the availability of eligible Receivables and other customary factors. The group of third-party lenders and banks do not have recourse to the Company or its subsidiaries beyond the assets of the wholly-owned special-purpose entity that collateralizes the loan.  The Receivables and other assets of the wholly-owned special-purpose entity will be available first and foremost to satisfy the claims of the creditors of such entity. The outstanding borrowings pursuant to the Receivables Facility at December 31, 2013 totaled $500.0 million and are classified as long-term debt on the consolidated balance sheet. At December 31, 2013, the carrying amount of Receivables included in the Receivables Facility totaled approximately $1.0 billion and is included in patient accounts receivable on the consolidated balance sheet.

Loss from Early Extinguishment of Debt

The financing transactions discussed above resulted in a loss from early extinguishment of debt of $1.3 million, $115.5 million and $66.0 million for the years ended December 31, 2013, 2012 and 2011, respectively, and an after-tax loss of $0.8 million, $71.8 million and $42.0 million for years ended December 31, 2013, 2012 and 2011, respectively.

Other Debt

As of December 31, 2013, other debt consisted primarily of the mortgage obligation on the Company’s corporate headquarters and other obligations maturing in various installments through 2020.

To limit the effect of changes in interest rates on a portion of the Company’s long-term borrowings, the Company is a party to 14 separate interest swap agreements in effect at December 31, 2013, with an aggregate notional amount of $2.0 billion, and two forward-starting swap agreements with an aggregate notional amount of $400 million. On each of these swaps, the Company receives a variable rate of interest based on the three-month LIBOR in exchange for the payment of a fixed rate of interest. The Company currently pays, on a quarterly basis, a margin above LIBOR of 225 basis points for the outstanding balance of term loans due in 2014, 250 basis points for the Replacement Revolver Facility and the Incremental Term Loan and 350 basis points for term loans due in 2017 under the Credit Facility. See Note 7 for additional information regarding these swaps.

As of December 31, 2013, the scheduled maturities of long-term debt outstanding, including capital lease obligations for each of the next five years and thereafter are as follows (in thousands):

Year	Amount

2014	$166,894
2015	654,867
2016	488,902
2017	3,287,695
2018	1,603,565
Thereafter	3,231,114
Total maturities	9,433,037
Plus unamortized note premium	20,346
Total long-term debt	$9,453,383

The Company paid interest of $582.8 million, $594.3 million and $680.7 million on borrowings during the years ended December 31, 2013, 2012 and 2011, respectively.